UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 22, 2021

Commission File #: 000-53723

TAURIGA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

30-0791746

(IRS Employer Identification Number)

4 Nancy Court, Suite 4

Wappingers Falls, NY 12590

(Address of principal executive office)

Tel: (917) 796-9926

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TAUG	OTCQB

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 22, 2021, Tauriga Sciences, Inc. (OTCQB stock symbol: TAUG, the “Company”) held a special meeting (the “Special Meeting”) of its shareholders. At the Special Meeting, there were 197,827,406 shares of common stock represented in person or by proxy of the 290,421,214 shares of common stock entitled to be cast, constituting a quorum. Of the shares of common stock cast, a majority of such shares needed to vote in favor of Proposal 1 to be approved were cast; and with respect to Proposal 2, a plurality of the shares needed to elect each of the director nominees set forth in the Proxy Statement were cast.

The matters voted on at the Special Meeting and the results of the respective votes were as follows:

Proposal 1. Approve an amendment to our Articles of Incorporation to (collectively, “Proposal 1”) to: (i) allow for consideration of the change of the name of our Company to Sublingual Technologies Inc.; (ii) to allow, including under the Florida Business Corporations Act Section 607.1002, action by our Board of Directors to affect a change in the name of our Company without shareholder approval; and (iii) to increase the total number of authorized shares of common stock, par value $.00001 per share (“Common Stock”) from 400,000,000 to 750,000,000 shares;.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
169,838,815	21,158,545	6,830,046

Proposal 2. Election as director of the following nominees as specified in the Proxy Statement (“Proposal 2”):

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Seth M. Shaw	119,948,084	8,353,509	2,535,070	66,990,743
Thomas J. Graham	123,273,157	4,671,508	2,891,998	66,990,743
James V. Rosati	123,396,516	4,166,475	3,273,672	66,990,743
Chris Sferruzzo	123,563,819	4,133,746	3,139,098	66,990,743

Proposal 3. The shareholders approved the proposal to adjourn the Special Meeting, if necessary, including to solicit additional proxies in the event that there were not sufficient votes to attain quorum or to approve any of the foregoing proposals.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
183,374,051	10,193,613	4,259,742

Item 7.01 Regulation FD Disclosure.

On November 23, 2021, the Company issued a press release announcing the voting results of the special meeting of its shareholders. The press release is attached hereto as Exhibit 99.1.

The press release attached hereto as Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Exhibits Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated November 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tauriga Sciences, Inc.

Date: November 23, 2021	By:	/s/ Seth M. Shaw
	Name:	Seth M. Shaw
	Title:	Chief Executive Officer